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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 18, 1994



                        REGIONS FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           0-6159                   63-0589368
- - ---------------                    ------------            ------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)            Identification No.)
 incorporation)


                            417 North 20th Street
                          Birmingham, Alabama  35203
       ----------------------------------------------------------------
        (Address, including zip code, of principal executive offices)

                                (205) 326-7100
            -----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

        On July 18, 1994, Regions Financial Corporation (the "Company") entered into an Underwriting Agreement and related Pricing Agreement (collectively, the "Underwriting Agreement") with Bear, Stearns & Co. Inc. covering the issuance and sale of $25,000,000 in aggregate principal amount of 7.65% Subordinated Notes Due 2001 (the "Notes"), issuable under an Indenture, dated December 2, 1992 (the "Indenture"), by and between the Company and Bankers Trust Company, as trustee. The Notes were registered under the Securities Act of 1933, as amended (the "Act") pursuant to the Company's Registration Statement on Form S-3 (File Nos. 33-45714 and 22-23176) as originally filed with the Securities and Exchange Commission on February 13, 1992, and as amended on March 31, 1992, November 24 and 30, 1992, and December 2, 1992, and as further supplemented by the Prospectus Supplement dated July 18, 1994 (collectively, the "Registration Statement"). Seven exhibits are filed herewith in connection with the issuance and sale of such securities, consisting of the Underwriting Agreement, the related Pricing Agreement, alternate forms of the Note, an Officers' Certificate pursuant to Section 301 of the Indenture, the opinion of Lange, Simpson, Robinson & Somerville as to the legality of the Notes, and the computation of the ratio of earnings to fixed charges.

        The Company's newly designated agent for service of process is Virginia L. Martin, Assistant Secretary of the Company, who replaces L. Burton Barnes III.

        Copies of documents incorporated by reference in the Registration Statement, excluding exhibits not specifically incorporated into the information incorporated therein, are available without charge upon written or telephone request to Stockholder Assistance, Mr. Ronald C. Jackson, Regions Financial Corporation, P.O. Box 1448, Montgomery, Alabama 36102. Telephone requests may be directed to Mr. Jackson at (205) 832-8450.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

             (1)(a) Underwriting Agreement, dated July 18, 1994, between Regions Financial Corporation and Bear, Stearns & Co. Inc., as Underwriter.

             (1)(b) Pricing Agreement, dated July 18, 1994, between Regions Financial Corporation and Bear, Stearns & Co. Inc., as Underwriter.

             (4)(a) Officers' Certificate pursuant to Section 301 of the Indenture.

             (4)(b) Form of 7.65% Subordinated Notes Due August 15, 2001 (global form).

             (4)(c) Form of 7.65% Subordinated Notes Due August 15, 2001 (registered form).

             (5) Opinion of Lange, Simpson, Robinson & Somerville re: legality of the Notes.

             (12) Statement re: computation of the ratio of earnings to fixed charges.


             (23) Consent of Lange, Simpson, Robinson & Somerville (included in Exhibit 5).




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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REGIONS FINANCIAL CORPORATION
                                     (Registrant)



                              By: /s/ ROBERT P. HOUSTON
                                 ----------------------------
                              Title: Executive Vice President and Comptroller
                                     ----------------------------------------

Date:  July 18, 1994





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                                   EXHIBIT INDEX

                                                                    SEQUENTIAL
  EXHIBIT                           DESCRIPTION                      PAGE NO.
  -------                           -----------                     ----------
  (1)(a)                 Underwriting Agreement, dated
                         July 18, 1994, between Regions
                         Financial Corporation and Bear,
                         Stearns & Co. Inc., as Underwriter.........

  (1)(b)                 Pricing Agreement, dated July 18, 1994,
                         between Regions Financial Corporation
                         and Bear, Stearns & Co. Inc., as
                         Underwriter................................

  (4)(a)                 Officers' Certificate pursuant to Section
                         301 of the Indenture.......................

  (4)(b)                 Form of 7.65% Subordinated Notes Due
                         August 15, 2001 (global form)..............

  (4)(c)                 Form of 7.65% Subordinated Notes Due
                         August 15, 2001 (registered form)..........

  (5)                    Opinion of Lange, Simpson, Robinson &
                         Somerville re:  legality of the Notes......

  (12)                   Statement re:  computation of the ratio of
                         earnings to fixed charges..................







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